UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2025

WELLGISTICS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42530	93-3264234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive

Suite 950

Tampa, FL 33607

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (844) 203-6092

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.0001 par value per share	WGRX	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed to correct a Current Report on Form 8-K filed by Wellgistics Health, Inc. on November 25, 2025, to amend and restate the press release attached as Exhibit 99.1 to properly reflect the press release released by the Company The sole purpose of this Amendment is to amend and restate the press release attached as Exhibit 99.1. No other changes have been made to the original report.

Item 1.01. Entry into a Material Definitive Agreement.

On November 24, 2025, Wellgistics Health, Inc. (the “Company”), entered into a license agreement (the “License Agreement”) with DataVault AI Inc. (“DataVault”) pursuant to which DataVault shall license certain intellectual property to the Company which the Company intends to use for purposes of developing manufacturer-to-patient blockchain-enabled smart contracts designed to optimize the Company’s proprietary technology and physical infrastructure for the prescription drug industry (“PharmacyChain™”). The term of the License Agreement shall last for the life of DataVault’s patents underlying the proprietary materials, unless earlier terminated by the parties.

In exchange for the license, the Company shall pay DataVault a non-refundable license fee equal to Two Million Five Hundred Thousand Dollars ($2,500,000.00) to be paid by December 31, 2025.

The Company will pay DataVault a royalty fee equal to thirteen percent (13%) on all net profit received by the Company from use of the license. The Company agrees to pay DataVault monthly for all royalties due for the previous calendar month’s payments processed by the Company. The minimum annual royalty shall be One Million Dollars ($1,000,000) for the calendar year 2028 and each calendar year thereafter; provided that provided that, for the calendar years 2028 and 2029, the Company shall only be required to meet such minimum annual royalty for such years if the Company achieves annual net profit from PharmacyChain™ of at least Two Million Dollars ($2,000,000) for the applicable calendar year.

The Company shall have the right to sublicense the licensed materials and the Company agrees to remit to DataVault ninety percent (90%) of all net revenue received from any sublicenses granted under the License Agreement. The Company agrees to pay DataVault quarterly for all amounts due in connection with any sublicenses granted; provided that such amounts shall be calculated based on net revenue from such sublicenses actually received by the Company from third parties in the applicable quarter.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the License Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On November 25, 2025, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibits 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibits 99.1.

The press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. With the exception of historical matters, the matters discussed in the press releases include forward-looking statements within the meaning of applicable securities laws. Such forward-looking statements include, among others, statements regarding the Company’s projects, potential financial performance, and growth opportunities. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions are intended to identify certain of these forward-looking statements. These statements are based on the Company’s expectations and involve risks, uncertainties and other important factors that could cause the actual results performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Certain risks regarding the Company’s forward-looking statements are discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”), including an extensive discussion of these risks in the Company’s Registration Statement on Form S-1, declared effective by the SEC on September 25, 2025. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

Exhibit No.	Description
10.1	License Agreement dated as of November 24, 2025 by and between Datavault AI Inc. and Wellgistics Health, Inc.
99.1	Press Release Dated November 25, 2025
104*	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2025	WELLGISTICS HEALTH, INC.

	By:	/s/ Prashant Patel
Prashant Patel, President